LEASE AGREEMENT



   THIS LEASE AGREEMENT, made and entered into this 24 day of February, 19 95 by and between 345 Partnership hereinafter referred to as "LANDLORD" and Maxtor Corporation hereinafter referred to as "TENANT";


                            WITNESSETH:

   In consideration of the covenants, terms, conditions, agreements and payments as hereinafter set forth, the parties hereto covenant and agree as follows:


   1.   LEASED PREMISES/SIZE

      A.   Leased Premises

         Landlord hereby leases unto Tenant the following described leased premises:
     The west office area (40,000 sq. ft. 1st & 2nd floor) 345 Francis Street in Longmont, Colorado. See Exhibit A

      B.   Square Footage

         Landlord and Tenant agree that the total square footage of the leased premises is 40,000 square feet. The total square footage of the building improvements, including the square footage of the leased premises, is 150,000 square feet. For the purpose of calculating Tenant's proportional share of costs and expenses of the improvements which are to be paid pursuant to the terms hereof, the said square footage figures have been and shall be used and shall be deemed conclusive. A diagram showing the general outline of the leased premises is attached hereto and incorporated herein by this reference as Exhibit A. For purposes of this Lease the leased premises are considered to be a part of the following improvements:

Benson Industrial Park, Longmont, CO consisting of three buildings
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located at 1510 Florida Avenue (72,315 sq. ft.), 410 S. Sunset St.
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(56,710 sq. ft.) and 345 Francis St. (150,000 sq. ft.) for a
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total of 279,025 sq. ft..
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   2.   TERM

      A.   Initial Term

         The term of this Lease shall commence at 12:00 noon on the 31st day of May, 1995, and unless terminated or extended as herein provided for, shall end at 12:00 noon on the 31st day of December, 1999 .

      B.   Possession

         Tenant shall be entitled to possession of the premises upon commencement of the term of the lease as set forth in paragraph 2(A) above. In no event shall Tenant take possession prior to satisfaction of Tenant's insurance requirements set forth below. If Landlord fails to give possession of the premises on the initial commencement date because of the holding over or retention of possession by any other tenant, subtenant, or occupant; or if the premises are located in a building being constructed, repaired, or renovated because such building or work has not been sufficiently completed to make the premises ready for occupancy; or because a certificate of occupancy has not been issued or procured; or because of any other reason, Landlord shall not be subject to any liability for failure to give possession on said date and the validity of this Lease shall not be impaired nor shall the Lease terminate, nor shall the failure of giving possession be construed in any way to extend the term of this Lease provided that if Tenant is not in any way responsible for the inability to obtain possession and Landlord fails to deliver possession within ninety (90) days after the commencement date of this Lease set forth in Paragraph 2(A), this Lease shall automatically terminate. If, and only if, Tenant is not in any way responsible for the inability to obtain possession, the rent payable hereunder shall be abated until the earlier of: (a) the date specified in a notice from Landlord to Tenant that the premises will be substantially ready for Tenant's occupancy; or (b) the date Tenant first does business from or takes possession or commences use of the leased premises.

   3.   RENT/DEPOSIT

      A.   Initial Basic Rent

         Until adjusted as provided in Paragraph 4, Tenant hereby covenants and agrees to pay to Landlord at the address of Landlord as set forth herein a basic annual rent of Two Hundred Twenty Four Thousand Seven Hundred Ninety-Six & no/100 U.S. Dollars ( $224,796.00 ) payable without deduction, set off, demand, or notice in equal monthly installments (basic monthly rental of Eighteen Thousand Seven Hundred Thirty-Three & no/100 U.S. Dollars ( $18,733.00) in advance on the first day of each calendar month. The basic annual rent is calculated at the rate of Five & 62/100 U.S. Dollars ( $5.62 ) per square foot of the leased premises per annum.

      B.   Receipt

      Landlord acknowledges receipt of the sum of Eighteen Thousand Seven Hundred Thirty-Three & no/100 U.S. Dollars ( $18,733.00 ) paid by Tenant upon the execution hereof being in payment of June 1995 basic rent .

      C.   Proration of Rent for Partial Months

         If the lease term begins on other than the first day of a month, rent from such date until the first day of the next succeeding calendar month shall be prorated on the basis of the actual number of days in such calendar month and shall be payable in advance. If the lease term terminates on other than the last day of the calendar month, rent from the first day of such calendar month until such termination date shall be prorated on the basis of the actual number of days in such month, and shall be payable in advance.

      D.   Partial Payments of Rent

         No payment by Tenant or receipt by Landlord of an amount less than the basic monthly rental provided for herein shall be deemed to be other than on account of the earliest rent then due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or other payment without prejudice to Landlord's right to recover the balance of all rent then due, and/or to pursue any or all other remedies provided for in this Lease, in law, and/or in equity including, but not limited to, eviction of Tenant.

      E.   Security/Damage Deposit

         Tenant has deposited, per FIRST AMENDMENT TO LEASE AGREEMENT, the sum of Eighty One Thousand Three Hundred Fifty-Four no/100-- U.S. Dollars ( $81,354.00 ) with the Landlord, the receipt of which is hereby acknowledged (except that if such payment is made by check this receipts subject to collection) as security for the complete and faithful performance by Tenant of each and every item, covenant, and condition of this Lease including, but not limited to, payment of rent and care of leased premises as set forth in Paragraph 11 hereof. In the event that Tenant defaults in any of the terms, agreements, covenants, and conditions of this Lease, Landlord, at its sole discretion, may use, apply or retain the whole or any part of the security/damage deposit for payment of any damage to the leased premises or the building in which the leased premises are a part or other losses, cost, or rent in default or for any other sum which Landlord expends or incurs by reason of Tenant's breach or default of this Lease. Landlord, at Landlord's sole discretion, may commingle all or any portion of the security/damage deposit with Landlord's other funds and may use and/or deposit any portion or all of the security/damage deposit in an interest bearing or non-interest bearing account. The security/damage deposit is not, and shall not be deemed or construed to be, an advance payment or partial payment of rent or any other cost due from Tenant pursuant to this Lease. After each application or retention of all or any part of the security/damage deposit by Landlord and upon Landlord's oral or written demand to Tenant, Tenant shall pay to Landlord the amount of the security/damage deposit so applied or retained so that the total amount of the security/damage deposit during the term of this Lease or any renewal thereof shall be equal to its original amount, and in the event that Tenant fails to pay the amount requested by Landlord with ten (10) days after Landlord's written request, Tenant shall be in default of this Lease. The security/damage deposit, less any amounts used, applied or retained under the terms of this Lease will be mailed to Tenant within sixty (60) days after the later of the following to occur: (a) the termination of this Lease; or (b) after delivery to Landlord of the entire possession of the leased premises defined in Paragraph hereof.
In the event that this lease terminates prior to expiration of the initial term as set forth in Paragraph 2(A) hereof, the security/damage deposit shall be retained by Landlord and shall not be returned to Tenant.


   4.   ANNUAL ADJUSTMENTS OF RENT

      At the option of Landlord as of each or any annual anniversary date of this Lease, the basic monthly rental due under the terms hereof shall be adjusted by the percentage increase in the U.S. Bureau of Labor Statistics Consumer Price Index for all urban consumers, U.S. City Average - all items (commonly referred to as the Cost of Living Index) as provided herein. The increased monthly rental as so determined shall commence and be due as of the annual anniversary date for which it is adjusted. The rent to be paid pursuant to this Lease shall never be decreased and in no event shall the basic monthly rental be less than the amount set forth in Paragraph 3(A) of this Lease. In the event that Landlord elects to adjust the rent as provided for in this Paragraph 4, but for any reason does not notify Tenant on or before the annual anniversary date, Tenant shall: (a) continue to pay, as provided herein, the basic monthly rental due immediately before the annual anniversary date until notified of the amount of the new adjusted monthly rental; (b) begin paying the new basic monthly rental on the first day of the calendar month after notification of the amount of the new adjusted monthly rental; and (c) on the first day of the calendar month after notification of the new adjusted monthly rental pay the total amount of the increase in the monthly rental due for each month prior to such notification beginning with the annual anniversary date for which the rent is adjusted.

      In the event the Landlord elects to adjust the basic monthly rental by the increase in the Cost of Living Index, as provided in this Paragraph 4, the new basic monthly rental to be paid shall be the amount arrived at by multiplying the basic monthly rental in Paragraph 3(A) by a fraction, the numerator of which shall be the last Cost of Living Index published before the anniversary date for which the rent is being adjusted, and the denominator for which shall be the last Cost of Living Index published before the commencement date of this Lease as set forth in Paragraph 2(A). In the event said Cost of Living Index ceases to be made available, Landlord shall have prepared, by a public or private concern, a similar index, the cost for which shall be a common area expense. Notwithstanding the foregoing, the parties agree that the increase in base rental for each year shall be not less than three percent (3%) nor more than seven percent (7%) of the base rental for the previous year, each year for such purposes to commence on the anniversary of the commencement date.


   5.   TAXES - REAL PROPERTY - SPECIAL ASSESSMENTS

      A.   Responsibility

         For each year during the term hereof any extension hereof, Tenant shall pay as additional rental their proportionate share of all real estate taxes assessed against the improvements of which the leased premises are part. For purposes of this Lease the term "real estate taxes" shall refer to all general and special real estate taxes, all special assessments, mall assessments, if any, and all other taxes, fees, rates, charges, levies or assessments levied upon or assessed against the real property or the improvements of which the leased premises are a part by any governmental, quasi-governmental, or private authority or any tax or assessment specifically imposed in lieu of such taxes, fees, rates, charges, levies or assessments, but excluding any income, profit, or business tax charged or levied against Landlord. Reasonable expenses, including attorneys' fees incurred by Landlord in contesting or in determining whether or not to contest the levying, imposition, or amount of any such real estate taxes or in obtaining or attempting to obtain reduction of any real estate taxes, shall be added to and included int he amount of any such real estate taxes. Landlord shall have no obligation to contest, object to or litigate the levying or imposition of any real estate taxes and may settle, compromise, consent to, waive or otherwise determine in Landlord's discretion any real estate taxes without consent or approval of Tenant. Tenant shall pay its proportionate share of real estate taxes as set forth above within ten (10) days after Landlord notified Tenant of the amount of real estate taxes due from Tenant, and such amount shall be considered additional rent under the terms hereof. In the event the first and last years of this lease are not calendar years, the liability of Tenant for real estate taxes under the terms of this Paragraph 5 shall be prorated with Tenant being liable for those number of days during which this Lease was in effect.

      B.   Estimated Annual Real Estate Taxes

         Landlord shall estimate annual real estate taxes relating to leased premises and compute as additional rent based upon the estimated annual real estate taxes. The additional rent is payable in equal monthly installments, in advance, on the first day of each month, commencing at the time fixed for the commencement of this lease as provided for herein. Landlord shall readjust the additional rent annually based upon the actual cost for the preceding period and shall refund any excess paid by the Tenant to the Tenant.

      C.   Increase in Taxes Due to Tenant Improvements

         Should real estate taxes assessed against the improvements of which the leased premises are a part increase due to the construction of improvements by, or for the benefit of, the Tenant, Tenant shall pay as additional rent all of such increase in taxes which is attributable to the value of the Tenant improvements.


   6.   TAXES - PERSONAL PROPERTY - RESPONSIBILITY

      Tenant shall be responsible and pay for any and all taxes and/or assessments levied and/or assessed against any furniture, fixtures, equipment and items of a similar nature installed and/or located in or about the leased premises by Tenant.


   7.   UTILITIES - RESPONSIBILITY

      Tenant shall be responsible for obtaining and shall pay as and when the same become due and payable, all charges for heat, gas, water, sewer, electric services and any other utility service used or consumed in the improvements of which the leased premises are a part. If any of the utilities are not separately metered or assessed to the leased premises or are only partially separately metered or assessed to the leased premises and are used in common with other tenants of or portions of the improvements of which the leased premises are a part, Tenant shall pay to Landlord, as additional rent under the terms hereof, their proportionate share of the amount of such utilities that are used in common with other tenants in the improvements of which the leased premises are a part. Within ten (10) days after presentation of a statement from Landlord showing the amount of such utility service charges for which Tenant is responsible, Tenant shall pay to Landlord the amount set forth in said statement. In the event Landlord pays all or any of the utility services for which Tenant is responsible, pursuant to the terms hereof, and if such utility services are separately metered or assessed to the leased premises or partially separately metered or assessed to the leased premises, Tenant shall pay to Landlord within ten
(10) days of being presented with a statement from Landlord, as additional rent under the terms hereof, the amount of said statement in addition to the above prorated share of such utility services that are used in common in the improvements. No interruption, malfunction or failure in the supply of any utility to the leased premises or the improvements of which the leased premises are a part shall constitute an actual or constructive eviction or a breach by Landlord of any of its obligations hereunder, or render Landlord liable for damages or entitle Tenant to be relieved from any of Tenant's obligations hereunder, including the obligation to pay rent or grant Tenant any right of set off or recoupment, except that Tenant's obligation to pay rent shall be abated in the event the interruption, malfunction or failure directly results from the intentional or grossly negligent act of Landlord. Upon termination of this Lease or abandonment of the leased premises, Tenant shall terminate, cancel or transfer to another party as directed by Landlord any and all utilities including water, sewer, gas, heat, electric services, telephone services, and any other utility service used or consumed which are the responsibility of or listed with the utilities service companies in the name of Tenant and Tenant hereby irrevocably appoints and constitutes Landlord as its agent and attorney in fact to effect such cancellation, termination, transfer or assignment of such utility services if Landlord in its sole discretion elects to do so, if Tenant fails to do so on or before the termination date.


   8.   HOLDING OVER

      In the event that Tenant shall not immediately surrender possession of the premises at the termination of this Lease, Tenant shall become a tenant from month to month, only if rent is paid to and accepted by Landlord in advance at the rate of rental payable under just prior to the termination of this Lease. Unless and until Landlord accepts such rental from Tenant, Landlord shall be entitled to retake or recover possession of the premises as provided in case of default on the part of Tenant and Tenant shall be liable to Landlord for any loss or damage it may sustain by reason of Tenant's failure to surrender possession of the premises immediately upon expiration of the term of this Lease, or, if applicable, the last properly exercised extended term hereof as provided in Paragraph 34. No holding over by Tenant shall operate to renew or extend this Lease, other than as provided in Paragraph 34, without the written consent of Landlord to such renewal or extension having been first obtained. If Tenant shall fail to surrender possession of the premises immediately upon such term expiration, Tenant hereby agrees that all obligations, including those for rent, of Tenant and all rights of Landlord applicable during the term of this Lease shall be equally applicable during such period of subsequent occupancy whether or not the month to month tenancy shall have been created as aforesaid. For purposes of this Lease, Tenant shall be deemed to have not surrendered possession of the leased premises if Tenant has failed to cancel, terminate, assign, or transfer any of the utility services as provided in Paragraph 7 hereof, and if any utility service company fails or refuses to accept the power of attorney of Landlord set forth in Paragraph 7, or if Tenant exercises or refuses to release any other control or authority over, or with regard to, the leased premises regardless of whether or not Tenant is in physical possession of the leased premises including, but not being limited to, failure to return keys, failure to remove personal property from the leased premises, or failure to cancel telephone service to the leased premises or to the improvements of which the leased premises are a part.


   9.   MODIFICATIONS OR EXTENSIONS

      No modification, termination or extension of this Lease shall be binding unless in writing, signed by the parties hereto and endorsed hereon or attached hereto.


   10.  SIGNS/CONSTRUCTION - LANDLORD'S APPROVAL - TENANT'S
RESPONSIBILITY

      A.   Signs

         Tenant shall not erect any sign in, on or near the leased premises, or the improvements of which the leased premises are a part regardless of size or value without the prior written consent of Landlord, and all such signs approved by the Landlord pursuant hereto shall strictly conform to Landlord's requirements and specifications for the sign and placement and attachment thereof.

      B.   Construction - Tenant's Responsibility

         During the term of this Lease, and subject to the provision of Paragraph 10(C) hereof, Tenant may, at Tenant's expense, erect inside partitions, add to existing electric power service, add telephone outlets, add light fixtures, install additional heating and/or air conditioning, or make such other changes or alterations to the leased premises as Tenant may desire, provided that prior to commencement of any such work, Tenant shall submit to Landlord a set of fully detailed drawings and specifications for proposed alteration, prepared by a licensed architect or engineer. Landlord may refuse to consent to the alterations because of the inadequacy of the drawings and
specifications.   At the end of this Lease, all such fixtures,
equipment, additions and/or alterations (except trade fixtures installed by Tenant and specifically listed in Exhibit B which is attached hereto and incorporated herein) shall be and shall remain the property of Landlord; provided, however, Landlord shall have the option to require Tenant to remove any or all such fixtures including trade fixtures, equipment, additions and/or alterations and restore the leased premises to the condition existing immediately prior to such change and/or installation, normal wear and tear excepted, all at Tenant's cost and expense. All such work shall conform to all applicable governmental requirements and shall be done in a good and workmanlike manner and shall consist of new materials unless agreed to otherwise by Landlord. Any and all repairs, changes and/ or modifications to the leased premises shall be the responsibility of and at the cost of Tenant.

      C.   Construction - Landlord's Approval

         Tenant shall not make any improvement, addition, deletion, change, construction or alteration to the interior or exterior of the leased premises or the improvements, without the written approval of Landlord being obtained by Tenant prior to the commencement of such work, which approval shall not be unreasonably withheld or delayed.

      D.   Roof

         Prior to the cutting of any holes in the roof and/or any exterior surfaces and prior to any work being performed and/or any equipment being installed on the roof or exterior of the building or leased premises by Tenant, Tenant shall obtain the written approval of Landlord, which approval shall not be unreasonably withheld or delayed. Any repairs required as a result of work by Tenant shall be the responsibility of Tenant, and all costs thereof shall be paid by Tenant.

      E.   Security/Bond for Work

         As a condition to the granting of any approval required pursuant hereto, Landlord shall have the right to require Tenant to furnish a bond or other security reasonably acceptable to Landlord sufficient in the reasonable opinion of Landlord to assure completion of any payment for all such work to be so performed.

      F.   No Approval or Security for Work - Landlord's Remedies

         Landlord's right or option to inspect the leased premises or the improvements of which the leased premises are a part or to provide management or on-site supervision of the leased premises or the improvements or any actual such inspection, management or on-site supervision shall not be a waiver of Landlord's right to withhold written approval of any work to be done by Tenant as provided in this Paragraph 10 nor of Landlord's right to require Tenant to furnish a bond or other security pursuant to Paragraph 10(E). Landlord's right to withhold or deny such written approval of Tenant's proposed or actual improvement, addition, deletion, change, construction or alteration and to require and receive from Tenant a bond or other security as provided in Paragraph 10(E) shall be waived only if Landlord specifically and in writing, signed by Landlord, waives either or both such rights under this Paragraph 10. In the event that Tenant commences any improvement, addition, deletion, change, construction or alteration as provided in Paragraph 10 without the written approval of Landlord prior to the commencement of such work, and/or fails to furnish a bond or other security acceptable to Landlord pursuant to Paragraph 10(E), Landlord shall be entitled to exercise any of its remedies as provided in this Lease for default by Tenant as well as any remedies available to Landlord in law or in equity including injunctive relieve and eviction of Tenant.


   11.  CARE OF LEASED PREMISES - RESPONSIBILITY

      During the term of this Lease, Tenant agrees to keep and maintain the interior of the leased premises in good clean condition and repair at Tenant's cost and expense. Tenant further agrees to return the leased premises at the end of the term to Landlord in as good condition as when received. Tenant further agrees to be responsible for any repairs and/or maintenance required for any part of the improvements of which the leased premises are a part and its fixtures and equipment where such repair and/or maintenance is necessitated by actions, inactions and/or activities conducted on the leased premises by Tenant and/or Tenant's licensees, invitees, employees, contractors, servants and/or legal representatives.


   12.  MAINTENANCE FOR COMMON AREA, EXTERIOR AND HVAC.

      Except as herein otherwise provided for, Landlord shall maintain or shall obtain the services of a third party to maintain the roof, HVAC systems, and exterior of the building, the exterior grounds and all common areas of the improvements of which the leased premises are a part, including without limitation parking lots, green areas, sidewalks, common entrances, and common corridors, in good repair and condition. Tenant shall be responsible for and pay as additional rent their proportionate share of the total operating cost incurred in such operations, maintenance, and repairs excluding only items of expense commonly known and designated as carrying charges. Such total operating costs shall include but not be limited to the cost and expenses incurred for preventative maintenance; repairs; utilities, HVAC filters and compressors, sealing, striping, janitorial services; building security; snow removal (Tenant is responsible for snow removal of less than 2"), lawn mowing, gardening, watering, shrub care and replacement, and removal of trash, rubbish, garbage and other refuse; parking area maintenance, sign maintenance, depreciation on the machinery and equipment used in such services, maintenance and repairs; the cost of personnel to implement such services, to direct parking and to police the common areas; and an amount for the management of the improvements of which the leased premises are a part not to exceed five percent (5%) of the total rent, including on-premises supervision if elected at the sole option of Landlord, which management service may be supplied at the option of Landlord by Landlord or by a managing agent for the Landlord. In the event that Landlord elects to retain the services of a third-party managing agent with respect to the management of the improvements of which the leased premises are a part, the amount billed by said managing agent to Landlord shall be included as one of the operating costs as set forth hereinabove. Landlord shall estimate such maintenance costs and compute the additional rent initially based upon such estimate. Such additional rent is payable in equal monthly installments, in advance, on the first day of each month, commencing at the time fixed for the commencement of this Lease as provided for herein. Landlord shall readjust such additional rent annually based upon the actual cost for the preceding period and shall refund any excess paid by the Tenant to the Tenant within sixty (60) days of readjustment.

   For the first year of the lease, Landlord agrees that the total of the maintenance fees referred to in this paragraph will not exceed $.80 per square foot annually.


   13.  GOVERNING LAWS AND CARE OF GROUNDS - TENANT

      Tenant shall abide by and conform to all present and future laws and ordinances of any governmental or quasi-government-al authority having jurisdiction over the leased premises. Tenant shall not allow any accumulation of trash or debris on the leased premises or within any portion of the improvements of which the leased premises are a part.
All receiving and delivery of goods and merchandise and all removal of garbage and refuse shall be made only by way of the rear and/or other service door provided therefore. In the event the leased premises shall have no such door, then these matters shall be handled in a manner satisfactory to Landlord. No storage of any material outside of the leased premises shall be allowed unless first approved by Landlord in writing, and then in only such areas as are reasonably designated by Landlord. Tenant shall not commit or suffer any unlawful act or waste on the leased premises nor shall Tenant permit any nuisance to be maintained in the leased premises or permit any disorderly conduct, common noise or other activity having a tendency to annoy unreasonably or disturb any occupant of any part of the improvements of which the leased premises are a part and/or any occupants of any adjoining or neighborhood property.


   14.  LIABILITY FOR OVERLOAD

      Tenant shall be liable for the cost of any damage to the leased premises caused by Tenant, the improvements of which the leased premises are a part, or the sidewalks and pavements adjoining the same resulting from the movement of heavy articles. Tenant shall not unduly load or overload the floors of any part of the leased premises or the improvements of which the leased premises are a part.


   15.  GLASS AND DOOR RESPONSIBILITY

      All glass and doors on the leased premises shall be the responsibility of the Tenant. Any replacement or repair shall be promptly completed by and at the expense of the Tenant.


   16.  RULES AND REGULATIONS

      Landlord reserves the right to adopt and promulgate rules and regulations applicable to the leased premises and the land and improvements of which the leased premises are a part of from time to time to amend or supplement said rules or regulations. Written notice of such rules and regulations and amendments and supplements thereto shall be given to Tenant, and Tenant agrees to comply with and observe such rules and regulations and amendments and supplements thereto, provided, however, that the same shall apply uniformly to all tenants of the improvements of which the leased premises are a part and shall not conflict with the terms of this Lease.


   17.  USE OF PREMISES

      Tenant shall use the leased premises for office, manufacturing and storage, which shall include the sale and offering for sale of all of the goods, wares and merchandise and the performance of such services as are usually incidental to such business but Tenant shall refrain from the sale of merchandise and performance of services not usually incidental to such businesses. The operation of any other business on the leased premises is hereby expressly prohibited. Nothing in this Lease shall be construed as granting Tenant an exclusive right to the sale or furnishing of any particular merchandise or service. No auction, fire or bankruptcy sales may be conducted in the leased premises or on the improvements or on real property of which the leased premises are a part without the prior written approval of Landlord. Tenant shall not carry any stock of goods or do anything in or about the leased premises which will, in any way, void or make voidable or tend to increase the rates for any insurance on the leased premises and/or the improvements of which the leased premises are a part and/or the real property on which said improvements are located. Tenant agrees to pay, as additional rent, an amount equal to any increase in the insurance premiums that may be charged during the term of this Lease for the amount of the insurance carried by Landlord on the total improvements of which the leased premises are a part when such increase results from activities carried on by Tenant on the leased premises or the improvements or real property of which the leased premises are a part, whether or not Landlord has consented to the same.


   18.  INSURANCE - RESPONSIBILITY OF TENANT

      Tenant shall procure, pay for and maintain comprehensive public liability insurance providing coverage from any loss or damage occasioned by an accident or casualty, about or adjacent to the leased premises which policy shall be written on an "Occurrence Basis" with limits of not less than $1,000,000 liability coverage and $1,000,000 property damage coverage. In addition thereto, Tenant shall maintain all risk insurance on its personal property located on the leased premises and covering all of Tenant's leasehold improvements, fixtures and alterations, in an amount not less than 100% of the full replacement cost.

      Certificates of such insurance listing Landlord as an additional insured shall be delivered by Tenant to Landlord at any and all times requested by Landlord and shall provide that said coverage shall not be changed, modified, reduced or cancelled with-out thirty (30) days prior written notice thereof being given to Landlord.


   19.  INSURANCE - RESPONSIBILITY OF LANDLORD

      The Landlord shall have and maintain in effect at all times, fire, extended coverage and vandalism and malicious mischief, and general liability insurance in such amounts as shall be determined appropriate by Landlord. Within thirty (30) days after notification of the amount of the premium for such insurance, Tenant shall pay to Landlord, as additional rent due under the terms hereof, their proportionate share of the amount of such premium. If necessary, the amount due pursuant to this Paragraph 19 shall be prorated on the basis of the ratio of the portion of the term of this Lease within the term of the policy for which the premium charge has been made to the total term of the policy for which the premium charge has been made.

      Landlord shall estimate annual insurance relating to leased premises and compute as additional rent based upon the estimated annual insurance. The additional rent is payable in equal monthly installments, in advance, on the first day of each month, commencing at the time fixed for the commencement of this Lease as provided for herein. Landlord shall readjust the additional rent annually based upon the actual cost for the preceding period and shall refund any excess paid by the Tenant to the Tenant.


   20.  REGULATIONS ON USE - TENANT'S RESPONSIBILITY

      It shall be Tenant's sole and exclusive responsibility to meet all fire regulations of any governmental unit having jurisdiction over the leased premises as such regulations affect Tenant's operations, all at Tenant's sole cost and expense. Tenant further agrees not to install any electrical equipment that overloads any electrical paneling, circuitry or wiring and further agrees to comply with the requirements of the insurance underwriter and any governmental authorities having jurisdiction thereof.


   21.  DAMAGE TO LEASED PREMISES/IMPROVEMENTS

      In the event of any damage to the leased premises or the improvements of which the leased premises are a part, including the equipment of the improvements or in the event of malfunction or other failure of such equipment, Tenant agrees to give Landlord notice of such damage, malfunction or failure as soon as possible after receiving notice of such damage, malfunction or failure. In the event the leased premises and/or the improvements of which the leased premises are a part shall be totally destroyed by fire or other casualty or so badly damaged that, in the opinion of the Landlord, it is not feasible to repair or rebuild same, Landlord shall have the option and right to terminate this Lease upon written notice to Tenant. If the leased premises shall be partially damaged by fire or other casualty, except if caused by Tenant's negligence or misconduct, and said leased premises are not rendered untenantable thereby, as determined by Landlord, an appropriate reduction (determined by Landlord) of the rent shall be allowed for the unoccupied portion of the leased premises until repair thereof shall be substantially completed. If the leased premises are rendered untenantable thereby, except if caused by Tenant's negligence or misconduct, Tenant may, at its election, terminate this Lease by written notice to Landlord within fifteen (15) days after the day of the damage. If Tenant elects not to terminate the Lease and the damage was not caused by Tenant's negligence or misconduct, the rent shall abate in proportion to the loss of use of the leased premises by Tenant during such untenantability. If the damage was caused by Tenant's negligence or misconduct, Tenant shall remain liable for the full rent and other charges and obligations hereunder, unless Landlord determines repair or reconstruction is not feasible and Landlord exercises its above option to terminate this Lease.


   22.  INSPECTION OF AND RIGHT OF ENTRY TO LEASED PREMISES

      A. Tenant has inspected the leased premises and accepts the same in the condition that exists as of the date hereof except as follows:
            1. None

No representation or warranty express or implied has been made by or on behalf of Landlord as to the condition of the leased premises or as to the use that may be made of same.

      B. Landlord and/or Landlord's agents and employees shall have the right to enter the leased premises at all times during regular business hours and at all times during emergencies, to examine the leased premises, to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all materials into and upon said premises that may be required therefore without the same constituting an eviction of Tenant in whole or in part, and, except as may be otherwise provided in this Lease, the rent reserved shall in no way abate while such repairs, alterations, improvements or additions are being made, and Landlord shall not be liable to Tenant for reason of loss or interruption of business of Tenant or otherwise. Except in the case of an emergency, Tenant may require and provide an employee of Tenant to accompany Landlord's employees or agents at all times on the premises, and, upon Tenant's request, Landlord shall obtain signatures from all employees and/or agents entering the premises to a reasonable confidentiality agreement provided by Tenant. In the event of forcible entry into the leased premises by Landlord or Landlord's agents, employees, invitee or licensees as a result of any emergency, Tenant shall pay all costs or damages and agrees to indemnify and hold harmless Landlord for any liability, costs or damages, including attorneys' fees, which result from Tenant's negligence or use or occupation of the leased premises, excepting Landlord's gross negligence or willful misconduct. Landlord reserves the right, at any time during the term hereof, to exhibit the leased premises to any prospective purchaser of the improvements of which the leased premises are a part and/or to place upon the leased premises, and/or the improvements of which the leased premises are a part, a notice or sign indicating the property is for sale or mortgage financing or posting notices of non responsibility under any mechanic's lien law, and during the six (6) months prior to the expiration of the term of this Lease or any renewal thereof, Landlord may exhibit the premises to prospective tenants and may place upon the leased premises and/or the improvements notices indicating the leased premises are for lease.

   23.  DEFAULT - REMEDIES OF LANDLORD

      A.   Default/Repossession or Reletting

         If the Tenant shall fail to make any payment of rent within the due date set forth herein or, if after 30 days written notice of default, Tenant shall remain in default in the keeping of any of the terms, covenants, or conditions of this Lease to be kept and/or performed by Tenant, Landlord may immediately, or at any time thereafter declare this Lease terminated and reenter the leased premises, remove all persons and property therefrom, without being liable to indictment, detainer, and repossess and enjoy the leased premises, together with all additions thereto or alterations and improvements thereof. Landlord may, at its option, elect to treat this Lease as still in effect and relet the leased premises or any part thereof for the account of Tenant. The Landlord shall receive and collect the rents therefor and apply the same first to the payment of such expenses as Landlord may have incurred in recovering possession and for putting the same in good order and condition for rental, and expense and commissions and charges paid by Landlord in reletting the leased premises. Any such reletting may be for the remainder of the term of this Lease or for a longer or shorter period. Whether or not the leased premises or any part thereof be relet, Tenant shall pay the Landlord the rent and all other charges required to be paid by Tenant up to the time of the expiration of this Lease or of such recovered possession, as the case may be, and thereafter, Tenant, if required by Landlord, shall pay to Landlord until the end of the term of this Lease, the equivalent of the amount of all rent reserved herein and all other charges required to be paid by Tenant, less the net amount received by Landlord for such reletting, if any. If the leased premises shall be reoccupied by Landlord, then, from and after the date of repossession, Tenant shall be discharged of any obligations to Landlord under the provisions hereof for the payment of rent. In event of any default by Tenant, and regardless of whether the leased premises shall be relet or possessed by Landlord, any fixtures, additions, furniture, and the like then on the leased premises may be retained by Landlord.

      B.   Tenant - Bankruptcy or Insolvency

         In the event an assignment of Tenant's business or property shall be made for the benefit of creditors, or, if the Tenant's leasehold interest under the terms of this Lease shall be levied upon by execution or seized by virtue of any writ of any court of law, or, if application be made for the appointment of a receiver for the business or property of Tenant, or, if a petition in bankruptcy shall be filed by or against Tenant, then and in any such case at Landlord's option with or without notice, Landlord may terminate this Lease and immediately retake possession of the leased premises without the same working any forfeiture of the obligations of Tenant hereunder.

      C.   Abandonment - Tenant's Property

         In the event Tenant is in default under the terms hereof, and by the sole determination of Landlord, has abandoned the leased premises, Landlord shall have the right to remove all the Tenant's property from the leased premises and dispose of said property in such manner as determined best by Landlord, all at the cost and expense of Tenant and without liability of Landlord for the actions so taken.

      D.   Personal Property Lien

         Tenant hereby grants to Landlord a lien on and security interest in all of Tenant's personal property and fixtures (and proceeds thereof) now or hereinafter located in the leased premises or the improvements of which the leased premises are a part for the payment of all rentals, charges and expenses due or to become due pursuant hereto. Tenant hereby specifically waives any and all exemptions to such lien allowable by law. Upon default of Tenant in the payment of any rental expense or other charge due under the terms hereof, Landlord may take possession of any or all of the said personal property and fixtures either to its own use or for the purpose of selling said property at a public or private sale, and out of the money derived from such sale Landlord shall pay the amount due Landlord for the said rent expenses and charges and all costs growing out of the enforcement of this lien, including reasonable attorneys' fees, paying the surplus, if any, to Tenant. If the property or any portion thereof is offered for sale, Landlord may become the purchaser of the property.

      E.   Remedies Non-inclusive

         In addition to any remedy granted to Landlord by the terms hereof, Landlord shall have available any and all rights and remedies available by statute, in law or in equity. No remedy herein or otherwise conferred upon or reserved to Landlord shall be considered inclusive of any other remedy but shall be cumulative and shall be in addition to every other remedy given hereunder whether now or hereafter existing at law or in equity or by statute. Further, all or any powers and remedies given by this Lease to Landlord may be exercised from time to time and as often as occasion may arise or as may be deemed expedient by Landlord.

      F.   Landlord's Delay or Omission

         No delay or omission of Landlord to exercise any right or power arising from any breach or default shall impair any such right or power or shall be considered to be a waiver of any such breach or default or acquiescence thereof. The acceptance of rental or any part thereof by Landlord shall not be deemed to be a waiver of any breach or default of any of the covenants herein contained or of any of the rights of Landlord to any remedies herein given.

      G.   Notice Waiver

         Except for the notice specifically provided for in this Lease or required by Colorado statute, Tenant hereby waives any and all notice provided in law or in equity, including notice of forcible detainer, unlawful detainer, forcible entry and detainer, unlawful entry and detainer, and notice of default. In the event that Landlord elects to give Tenant any such notice, including, but not limited to, a Demand for Payment of Rent or Possession, such notice shall not be construed as a termination of Tenant's obligations under this Lease, unless specifically stated in the notice, and Landlord shall be entitled to enforce all of its rights provided herein without limitation, including, but not limited to, its right to continue to receive rent and other payments due from Tenant and to enforce the provisions set forth in Paragraph 23(A) herein.

      H.   Landlord's Liability

         Notwithstanding anything to the contrary contained herein, Landlord's liability under this Lease for any cause including without limitation Landlord's own negligence or willful default, shall be limited to Landlord's interest in the improvements of which the leased premises are a part.


   24.  LEGAL PROCEEDINGS - RESPONSIBILITY

      In the event of any proceeding at law or in equity wherein Landlord, without being in default as to its covenants under the terms hereof, shall be made a party to any litigation by reason of Tenant's interest in the leased premises or, in the event Landlord shall be required to commence any legal proceedings relating to the leased premises and/or Tenant's occupancy thereof and/or Tenant's relation thereto and/or to enforce Tenant's agreements and covenants herein, Landlord shall be allowed and Tenant shall be liable for and shall pay all costs and expenses incurred by Landlord, including reasonable attorneys' fees and such costs and expenses shall be additional rent.
In the event Tenant, without being in default as to its covenants under the terms hereof, shall be required to commence any legal proceedings to enforce Landlord's agreements and covenants herein, Tenant shall be allowed and Landlord shall be liable for and shall pay all costs and expenses incurred by Tenant including reasonable attorneys' fees.


   25.  HOLD HARMLESS BY TENANT

      Tenant hereby indemnifies and holds Landlord harmless from and against any and all liability, claims, losses, damages, expenses, costs, judgments and/or demands arising from the conduct of Tenant on the leased premises and/or on account of any operation, action or inaction by Tenant and/or from any breach or default on the part of Tenant or any act of negligence of Tenant, its agents, contractors, servants, employees, licensees or invitees; or any accident, injury or death to any person or damage to any property in or about the leased premises except where solely caused by the gross negligence or intentional act or omission of Landlord, its employees or agents.


   26.  ASSIGNMENT, SUBLETTING OR LEASEHOLD MORTGAGE

      Tenant shall not assign the Lease nor mortgage the lease-hold. Tenant shall not sublet the leased premises without the Landlord's prior review of the proposed sublease and written consent. If this Lease is assigned, or if the leased premises or any part thereof is sublet, or occupied by anyone other than the Tenant, the Landlord may, after default by the Tenant, collect rent from the assignee, subtenant, or occupant and apply the net amount collected against all rent herein reserved. No such assignment, subletting, occupancy, or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant, or occupant as tenant, or a release of Tenant from further performance by the Tenant of the covenants in this Lease. The consent by the Landlord to an assignment or subletting shall not be construed to relieve the Tenant from obtaining the consent in writing of the Landlord to any further assignment or subletting.


   27.  SALE OF TENANT'S BUSINESS

      In the event that Tenant sells its business which is conducted on the leased premises, Tenant shall notify Landlord of such sale no less than sixty (60) days and no more than one hundred twenty (120) days before the scheduled closing date. Within thirty (30) days after receipt of such notification, Landlord and the proposed purchaser of Tenant's business, hereinafter Buyer, shall enter into and execute a new lease for the remainder, after the actual closing date, of the then current term of this Lease, which new lease shall contain the same terms, conditions, and agreements as contained in this Lease provided that, at Landlord's sole discretion, the then current basic monthly rental shall be increased by no more than ten percent (10%) of such rental and provided further that Buyer shall have an option to extend the term of the new lease only for such additional terms as remain for potential exercise by Tenant pursuant to Paragraph 34 hereof. All other terms and conditions of this Lease shall be agreed to by Buyer in the new lease including, by way of clarification and not limitation, the adjustment of the base rental set forth in Paragraph 4 hereof. In the event such new lease is entered into and executed by Landlord and Buyer within thirty (30) days after receipt of notification of sale by Landlord from Tenant as set forth hereinabove, this Lease shall terminate on the date of closing of the sale of Tenant's business to Buyer. In the event that such new lease is not entered into and executed by Landlord and Buyer within the said thirty (30) days after receipt of notice of sale by Landlord or in the event that the sale of Tenant's business to Buyer does not close, this Lease shall not terminate but shall continue in full force and effect and the new lease shall be unenforceable. Any new lease entered into pursuant to this Paragraph 27 shall be contingent upon the closing of the sale from Tenant to Buyer. For purposes of this paragraph, the sale of tenant's corporate stock shall not be deemed to be a sale of Tenant's business.


   28.  WARRANTY OF TITLE

      Landlord covenants it has good right to lease the leased premises in the manner described herein and that Tenant shall peaceably and quietly occupy and enjoy the premises during the term of the Lease. The individual executing this Lease on behalf of Landlord has authority to do so, and Tenant may rely on that authority without independent investigation.


   29.  ACCESS

      Landlord shall provide Tenant non-exclusive access to the leased premises through and across land and/or other improvements owned by Landlord. During the term of this Lease, Landlord shall have the right to designate and/or change all such non-exclusive access and other common facilities of the land and/or improvements of which the leased premises are a part.


   30.  GOVERNMENTAL ACQUISITION OF PROPERTY

      The parties agree that Landlord shall have complete freedom of negotiation and settlement of all matters pertaining to the acquisition of the real property and improvements thereon of which the leased premises are a part, it being understood and agreed that any financial settlement respecting land or improvements thereon or portions thereof or rights therein to be taken whether resulting from negotiation and agreement or condemnation proceedings, shall be the exclusive property of Landlord, there being no sharing whatsoever between Landlord and Tenant of any sum received and Tenant hereby waives any and all claim thereto. After the taking of the property, Landlord shall attempt to provide the same amount of square feet of land area and usable building space for Tenant's operations in the immediate vicinity of the leased premises and in the event Landlord cannot so do, this Lease shall terminate automatically, but Tenant shall not receive payment of any form of compensation. The taking of real property, improvements thereon, portions thereof, or rights therein as noted herein shall not be considered as a breach or default of this Lease by Landlord, nor give rise to any claims in Tenant for damages or compensation from Landlord. Tenant may separately claim and recover from the condemning authority the value of any personal property owned by Tenant which is taken and any relocation expenses owed to Tenant by the condemning authority.


   31.  CHANGES AND ADDITIONS TO IMPROVEMENTS - LANDLORD

      Landlord reserves the right at any time to make alterations or additions to the improvements of which the leased premises are a part and/or to build additions or other structures unto, or adjoining, said improvements. Landlord also reserves the right to construct other buildings and/or improvements in the immediate area of the improvements in which the leased premises are located and to make alterations or additions thereto, all as Landlord shall determine. Easements for light and air are not included in the leasing of the leased premises to Tenant. Landlord further reserves the exclusive right to the roof of the improvements of which the leased premises are a part except as provided for in this Lease. Landlord also reserves the right at any time to relocate, vary and/or adjust the size of any of the improvements, parking areas or other common areas relating to and/or including the land and/or improvements of which the leased premises are a part, provided, however, that all such changes shall be in compliance with the minimum requirements, or with the approval of, govern-mental authorities having jurisdiction over the property.


   32.  SUBORDINATION

      The Tenant agrees that its lease rights will be subordinate to those of any lending institutions making any loan upon the real property of which the leased premises are a part. Although not necessary to effect such subordination, Tenant further agrees to sign all documents reflecting this subordination when and if requested by the Landlord and to deliver all such documents with Tenant's signature to Landlord with ten (10) calendar days after Landlord requests Tenant to sign such documents. Tenant hereby appoints Landlord as its attorney-in-fact, irrevocably, to execute and deliver any such instrument on Tenant's behalf if Tenant has not delivered such executed instrument to Landlord within the ten day period. Landlord agrees that if effectuation of subordination becomes necessary, Landlord will obtain and deliver to Tenant a reasonable attornment and non-disturbance agreement for execution by Tenant and the lending institution.


   33.  ESTOPPED CERTIFICATE  (See Exhibit C)

      Tenant shall, and agrees to, execute, acknowledge and deliver to Landlord, at any time within ten (10) calendar days after request by Landlord, a statement in writing certifying, if such be the case, that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified), the date of commencement of this Lease, the dates on which rent has been paid, and such other information as Landlord shall reasonably request. It is acknowledged by Tenant that any such statement is intended to be delivered by Landlord to and to be relied upon by purchasers, prospective purchasers, mortgagees, prospective mortgagees, beneficiaries and prospective beneficiaries under deeds of trust, or assignees thereof.


   34.  OPTION TO RENEW

      Upon full and complete performance of all the terms, covenants and conditions of this Lease by Tenant and payment of all rental and other amounts due under the terms hereof, Tenant shall be given the option to
renew this Lease for   three (3)   separate additional terms of   five
(5) years each . In the event Tenant desires to exercise said option, Tenant shall give written notice of such fact to Landlord not less than one hundred eighty (180) days prior to the expiration of the then current term of this Lease. In the event of such exercise, this Lease shall be deemed to be extended for the additional period; provided, however, Landlord shall have the right to increase the basic monthly rental as provided in this lease. Landlord shall further have the right to make any further adjustments and/or assessment of charges against Tenant as herein provided for. In the event of exercise of said option, any funds retained by Landlord as herein provided for shall be continued to be so held subject to the same terms and conditions.


   35.  ATTORNMENT

      In the event of a foreclosure or voluntary or involuntary sale or conveyance of the improvements of which the leased premises are a part, such sale or conveyance shall operate to release Landlord from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event, Tenant agrees to look solely to the responsibility of the successor in interest to Landlord in and to this Lease. Subject to the provisions of Paragraph 32, the Lease shall not be affected by any such foreclosure, sale or conveyance and Tenant agrees to attorn to the purchaser, assignee or successor in interest of Landlord.


   36.  MECHANICS LIENS - REMOVAL BY TENANT

      The Landlord shall not be liable for any labor or materials furnished or to be furnished to the Tenant upon credit, and no mechanics or other lien for any such labor or materials shall attach to or affect the reversion or other estate or interest of the Landlord in and to the leased premises or to the Tenant's leasehold estate or to the improvements of which the leased premises are a part. Whenever any mechanics lien shall have been filed against the leased premises or the improvements of which the leased premises are a part, based upon any act or interest of the Tenant or of anyone claiming through the Tenant, or if any security agreement shall have been filed for or affecting any materials, machinery, or fixtures used in the construction, repair or operation thereof or annexed thereto by the Tenant, the Tenant shall immediately take such action by bonding, deposit or payment as will remove the lien as provided for in this Section 36 or security agreement. If the Tenant has not removed the lien within thirty (30) days after notice by Landlord to the Tenant, the Landlord may pay the amount of such mechanics lien or security agreement or discharge the same by deposit, and the amount so paid or deposited, with interest thereon, shall be deemed additional rent reserved under this Lease, and shall be payable forthwith with interest at the rate of eighteen percent (18%) per annum from the date of such advance, and shall be subject to the same remedies to the benefit of Landlord as in the case of default in the payment of rent as herein provided.


   37.  ENVIRONMENTAL MATTERS

      A.   Definitions

         (1) Hazardous Material. Hazardous Material means any substance:

            (a) which is or becomes defined as a "hazardous material," "hazardous waste," "hazardous substance," "regulated substance," pollutant or contaminant under any federal, state or local statute, regulation, rule, order, or ordinance or amendments thereto; or

            (b) the presence of which on the leased premises causes or threatens to cause a nuisance upon the premises or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the leased premises or requires investigation or remediation under any federal, state or local statute, regulation, rule, order, or ordinance or amendments thereto.

         (2) Environmental Requirements. Environmental Requirements means all applicable present and future statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorization, concessions, franchises, and similar items, of all governmental agencies, departments, commissions, boards, bureaus, or instrumentalities, of the United States, states and political subdivisions thereof and all applicable judicial, administrative, and regulatory decrees, judgments, and orders relating to the protection of human health or the environment.

         (3) Environmental Damages. Environmental Damages means all claims, judgments, injuries, damages (including without limitation damages for diminution in the value of the leased premises and adjoining property and for the loss of business from the leased premises and adjoining property), losses, penalties, fines, liabilities (including strict liability), encumbrances, liens, costs, and expenses of investigation and defense of any claim, and of any good faith settlement of judgment, or whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, including without limitation reasonable attorneys' fees and disbursements and consultants' fees, any of which are incurred at any time as a result of the existence of "Hazardous Material" upon, about, beneath the leased premises or migrating or threatening to migrate to or from the leased premises or the existence of a violation of "Environmental Requirements" pertaining to the leased premises.

      B.   Obligation to Indemnify, Defend and Hold Harmless

         (1) Tenant, its successors, assigns and guarantors, agree to indemnify, defend, reimburse and hold harmless the following persons from and against any and all "Environmental Damages" arising from activities of Tenant or its employees, agents, or invitees which (a) result in the presence of "Hazardous Materials" upon, about or beneath the leased premises or migrating to or from the leased premises, or (b) result in the violation of any "Environmental Requirements" pertaining to the leased premises and the activities thereon:

            (a)   Landlord;

            (b) any other person who acquires a portion of the leased premises in any manner, including but not limited to through purchase, at a foreclosure sale or otherwise through the exercise of the rights and remedies of Landlord under this Lease; and

            (c) the directors, officers, shareholders, employees, partners, agents, contractors, subcontractors, experts, licensees, affiliates, lessees, mortgages, trustees, heirs, devisees, successors, assigns and invitees of such persons.

         (2) This obligation shall include, but not be limited to, the burden and expense of defending all claims, suits and administrative proceedings (with counsel reasonably approved by the indemnified parties), and conducting all negotiations of any description, and paying and discharging, when and as the same become due, any and all judgments, penalties or other sums due against such indemnified persons. Tenant, at it sole expense, may employ additional counsel of its choice to associate with counsel representing Landlord.

         (3) The obligations of Tenant in this section shall survive the expiration or termination of this Lease.

      C.   Notification

         If Tenant shall become aware of or receive notice or other communication concerning any actual, alleged, suspected or threatened violation of "Environmental Requirements," or liability of Tenant for "Environmental Damages" in connection with the leased premises or past or present activities of any person thereon, or that any representation set forth in this Agreement is not or is no longer accurate, then Tenant shall deliver to Landlord, within ten days of the receipt of such notice, or communication or correcting information by Tenant, a written description of such information or condition, together with copies of any documents evidencing same.

      D.   Negative Covenants

         (1) No Hazardous Material on Premises. Except in strict compliance with all Environmental Requirements, Tenant shall not cause, permit or suffer any "Hazardous Material" to be brought upon, treated, kept, stored, disposed of, discharged, released, produced, manufactured, generated, refined or used upon, about or beneath the leased premises or any portion thereof by Tenant, its agents, employees, contractors, tenants or invitees, or any other person without prior written consent of Landlord.

         (2) No Violations of Environmental Requirements. Tenant shall not cause, permit or suffer the existence or the commission by Tenant, its agents, employees, contractors, or invitees, or by any other person of a violation of any "Environmental Requirements" upon, about or beneath the leased premises or any portion thereof.

      E.   Right to Inspect

         Landlord shall have the right in its sole and absolute discretion, but not the duty, to enter and conduct an inspection of the leased premises at any reasonable time to determine whether Tenant is complying with the terms of this Lease, including but not limited to the compliance of the leased premises and the activities thereon with "Environmental Requirements" and the existence of "Environmental Damages." Tenant hereby grants to Landlord the right to enter the leased premises and to perform such tests on the leased premises as are reasonably necessary in the opinion of Landlord to conduct such reviews and investigations. Landlord shall use reasonable efforts to minimize interference with the business of Tenant but Landlord shall not be liable for any interference caused thereby. Tenant shall provide to Landlord copies of all manifests, permits, reports, test results, and analyses submitted to any environmental agency within ten (10) days of submittal.

      F.   Right to Remediate

         Should Tenant fail to perform or observe any of its obligations or agreements pertaining to "Hazardous Materials" or "Environmental Requirements," then Landlord shall have the right, but not the duty, without limitation upon any of the rights of Landlord pursuant to this Lease, to enter the leased premises personally or through its agents, consultants or contractors and perform the same. Tenant agrees to indemnify Landlord for the costs thereof and liabilities therefrom as set forth in section A above.


   38.  GUARANTEE AND FINANCIAL STATEMENTS

      This Lease, and Tenant's performance hereunder, shall be personally guaranteed by N/A jointly and severally, by the execution of the Guarantee Agreement set forth herein. A current financial statement of Tenant and of any party so guaranteeing this Lease shall be provided to Landlord upon execution hereof and annually thereafter if requested by Landlord.


   39.  INTEREST ON PAST DUE OBLIGATIONS

      Any amount due to Landlord not paid when due shall bear interest at one and one half percent (1 1/2%) per month from due date until paid. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.


   40.  LATE CHARGE

      The Landlord shall have the right to collect from Tenant, in addition to any amounts due under Paragraph 39 above, a monthly collection service charge for any payment due to Landlord hereunder which is delinquent ten (10) days or longer, said charge being Twenty Five and No/100 dollars ($25.00) or three percent (3%) of said payments, whichever sum shall be greater.


   41.  MEMORANDUM OF LEASE - RECORDING

      The parties hereto agree that either this Lease or any memorandum hereof may be recorded only by and in the sole discretion of Landlord.


   42.  NOTICE PROCEDURE

      All notices, demands and requests which may or are required to be given by either party to the other shall be in writing and such that are to be given to Tenant shall be deemed to have been properly served if delivered personally to Tenant or an employee of Tenant or sent to Tenant by United States registered or certified mail, return receipt requested, properly sealed, stamped and addressed to Tenant at Maxtor Corporation, 2190 Miller Drive,
Longmont, Colorado, 80501   or at such other place as Tenant may from
time to time designate in a written notice to Landlord; and, such as are to be given to Landlord shall be deemed to have been properly given if personally delivered to Landlord or if sent to Landlord, by United States registered or certified mail, return receipt requested, properly
sealed, stamped and addressed to Landlord at   345 Partnership, 4599 N
Broadway, Boulder, Colorado, 80304 Attn: Richard R. Wilson or at such other place as Landlord may from time to time designate in a written notice to Tenant. Any notice given by mailing shall be effective as of the date of mailing.


   43.  CONTROLLING LAW

      All the terms, conditions, and agreements of this Lease shall be construed and governed by the laws of the State of Colorado. Any dispute between the parties hereto arising out of the relationship as Landlord and Tenant pursuant to this Lease shall be resolved pursuant to the laws of the State of Colorado and any litigation regarding such disputes shall be instituted and pursued in Boulder, Colorado and in no other jurisdiction.


   44.  BINDING UPON SUCCESSORS - DUPLICATE EXECUTION

      The delivery of this completed lease form to Tenant shall not be deemed an offer to lease to Tenant unless this Lease is signed by Landlord. Once this Lease is signed by both Tenant and Landlord, the covenants and agreements herein contained shall bind and inure to the benefit of Landlord and Tenant and their respective successors. This Lease shall be signed by the parties in duplicate, each of which shall be a complete and effective original Lease. Tenant hereby acknowledges receipt of one of these duplicate original Leases.


   45.  PARTIAL INVALIDITY

      If any term, covenant or condition of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term, covenant or condition to persons and circumstances other than those to be affected by such invalidity or unenforceability and each and every other term. covenant and condition of this Lease shall be valid and shall be enforced to the fullest extent permitted by law. It is also the intention of the parties to this Lease that in lieu of each clause and provision of this Lease that is illegal, invalid, or unenforceable, there be added as part of this Lease a clause or provision as may be possible in order to make that clause legal, valid and enforceable.


   46.  MISCELLANEOUS

      All marginal notations and paragraph headings are for purposes of reference and shall not affect the true meaning and intent of the terms hereof. Throughout this Lease, wherever the words "Landlord" and "Tenant" are used, they shall include the apply to the singular, plural persons, both male and female, companies, partnerships and corporations and in reading said Lease, the necessary grammatical changes required to make the provisions hereof mean and apply as aforesaid shall be made in the same manner as though originally included in said lease.

   IN WITNESS WHEREOF, the parties have executed this Lease in duplicate as of the date hereof.

                              LANDLORD:
                              345 PARTNERSHIP



                              By:  /s/ Richard R. Wilson
                                 ------------------------
                                 Richard R. Wilson
                                 Managing Partner
                                 ------------------------


                              TENANT:
                              MAXTOR CORPORATION



                              By: /s/ Walter D. Amaral
                                 -------------------------
                                    Walter D. Amaral
                                    V.P. Finance & CFO
                                 -------------------------







                                 GUARANTEE


   For and in consideration of the execution of this Lease by the parties hereto and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, the under-signed by the execution hereof, personally guarantee, jointly and severally and, as Guarantor(s), agree to perform any and all obligations and to pay any and all payments of Tenant as herein set forth and contained.

   IN WITNESS WHEREOF, the undersigned have executed this document as of the date hereof.



            N/A                          N/A
- ---------------------------        -------------------------
Guarantor                          Guarantor




                             EXHIBIT A


FLOOR PLAN OF 345 FRANCIS ST.











                               EXHIBIT B




(INTENTIONALLY LEFT BLANK)













                    ESTOPPEL CERTIFICATE (BY SPACE TENANT)

                             EXHIBIT C

                                                 Loan No.  235491

Premises  West office area (40,000 sq. ft.) 345 Francis St.
         ---------------------------------------------------
          Longmont, Colorado
         ---------------------------------------------------
Lease Dated
           -------------------------------------------------
between  345 Partnership                             , Lessor,
         ------------------------------------------
and   Maxtor Corporation                             , Lessee,
     ----------------------------------------------
commencing   May 31,                         19 95.
           ---------------------------------------

The undersigned, the Tenant under the above Lease, hereby certifies to Union Central Life Insurance Company, the holder or proposed holder of a Lien Instrument upon the above property; that said Lease is presently in full force and effect and unmodified except as indicated at the end of this Certificate*; that the undersigned has accepted possession of said property and that any improvements required by the terms of said Lease to be made by the Lessor have been completed to the satisfaction of the undersigned; that no rent under said Lease has been paid more than 30 days in advance of its due date; that the address for notices to be sent to the undersigned is as set forth in said Lease, or set forth below; and that the undersigned, as of this date, has no charge, lien or claim of set off under said Lease or otherwise, against rents or other charges due or to become due thereunder.

The undersigned further agrees with  Union Central Life Insurance
Company    that from and after the date hereof, the undersigned will not seek to terminate said Lease by reason of any act or omission of the Landlord until the undersigned shall have given written notice of such act or omission to the holder of said Lien Instrument (at such holder's address furnished in said Instrument or last furnished to the undersigned) and until a reasonable period of time shall have elapsed following the giving of such notice, during which period such holder shall have the right, but shall not be obligated, to remedy such act or omission.



Dated: 2/24 , 1995                 /s/ Walter D. Amaral
       ---------------                -------------------




STATE OF COLORADO )
                  ) SS.
COUNTY OF BOULDER )


   The foregoing instrument was acknowledged before me this 30th day of
                                                            ----
March, 1995, by   Richard R. Wilson.
- -----     -     --------------------

Witness my hand and official seal.

My commission expires:  10/23/97
                      ------------

                                    /s/  Nancy Julian
                                    --------------------
                                    Notary Public
                                    Address: 4599 N Broadway
                                       Boulder, CO 80304
                                    --------------------------




STATE OF CALIFORNIA )
                  ) ss.
COUNTY OF SANTA CLARA )


   The foregoing instrument was acknowledged before me this 24th day of
                                                            ----
February, 1995  , by  Walter D. Amaral .
- ---------    -       ------------------

Witness my hand and official seal.

My commission expires: 6/5/98
                      -------



                                    /s/ Sharon Spehar
                                    ---------------------
                                    Notary Public
                                    Address: 2509 Alveswood Circle
                                        San Jose  CA 95131
                                     ------------------------------



                          TABLE OF CONTENTS



LEASED PREMISES/SIZE                                            1
     Leased Premises                                            1
     Square Footage                                             1

TERM                                                            2
     Initial Term                                               2
     Possession                                                 2

RENT/DEPOSIT                                                    2
     Initial Basic Rent                                         2
     Receipt                                                    3
     Proration of Rent for Partial Months                       3
     Partial Payments of Rent                                   3
     Security/Damage Deposit                                    3

ANNUAL ADJUSTMENTS OF RENT                                      4

TAXES - REAL PROPERTY - SPECIAL ASSESSMENTS                     5
     Responsibility                                             5
     Estimated Annual Real Estate Taxes                         6
     Increase in Taxes Due to Tenant Improvements               6

TAXES - PERSONAL PROPERTY - RESPONSIBILITY                      6

UTILITIES - RESPONSIBILITY                                      6

HOLDING OVER                                                    7

MODIFICATIONS OR EXTENSIONS                                     8

SIGNS/CONSTRUCTION - LANDLORD'S APPROVAL - TENANT'S
  RESPONSIBILITY                                                8
     Signs                                                      8
     Construction - Tenant's Responsibility                     8
     Construction - Landlord's Approval                         9
     Roof                                                       9
     Security/Bond for Work                                     9
No Approval or Security for Work - Landlord's Remedies          9

CARE OF LEASED PREMISES - RESPONSIBILITY                       10

MAINTENANCE FOR COMMON AREA, EXTERIOR AND HVAC.                10

GOVERNING LAWS AND CARE OF GROUNDS - TENANT                    11

LIABILITY FOR OVERLOAD                                         11

GLASS AND DOOR RESPONSIBILITY                                  12

RULES AND REGULATIONS                                          12

USE OF PREMISES                                                12

INSURANCE - RESPONSIBILITY OF TENANT                           13

INSURANCE - RESPONSIBILITY OF LANDLORD                         13

REGULATIONS ON USE - TENANT'S RESPONSIBILITY                   14

DAMAGE TO LEASED PREMISES/IMPROVEMENTS                         14

INSPECTION OF AND RIGHT OF ENTRY TO LEASED PREMISES            14

DEFAULT - REMEDIES OF LANDLORD                                 15
     Default/Repossession or Reletting                         15
     Tenant - Bankruptcy or Insolvency                         16
     Abandonment - Tenant's Property                           16
     Personal Property Lien                                    17
     Remedies Non-inclusive                                    17
     Landlord's Delay or Omission                              17
     Notice Waiver                                             17
     Landlord's Liability                                      18

LEGAL PROCEEDINGS - RESPONSIBILITY                             18

HOLD HARMLESS BY TENANT                                        18

ASSIGNMENT, SUBLETTING OR LEASEHOLD MORTGAGE                   19

SALE OF TENANT'S BUSINESS                                      19

WARRANTY OF TITLE                                              20

ACCESS                                                         20

GOVERNMENTAL ACQUISITION OF PROPERTY                           20

CHANGES AND ADDITIONS TO IMPROVEMENTS - LANDLORD               21

SUBORDINATION                                                  21

ESTOPPEL CERTIFICATE                                           21

OPTION TO RENEW                                                22

ATTORNMENT                                                     22

MECHANICS LIENS - REMOVAL BY TENANT                            22

ENVIRONMENTAL MATTERS                                          23
     Definitions                                               23
          Hazardous Material                                   23
          Environmental Requirements                           23
          Environmental Damages                                23
     Obligation to Indemnify, Defend and Hold Harmless         24
     Notification                                              25
     Negative Covenants                                        25
          No Hazardous Material on Premises                    25
          No Violations of Environmental Requirements          25
     Right to Inspect                                          25
     Right to Remediate                                        26

GUARANTEE AND FINANCIAL STATEMENTS                             26

INTEREST ON PAST DUE OBLIGATIONS                               26

LATE CHARGE                                                    26

MEMORANDUM OF LEASE - RECORDING                                26

NOTICE PROCEDURE                                               27

CONTROLLING LAW                                                27

BINDING UPON SUCCESSORS - DUPLICATE EXECUTION                  27

PARTIAL INVALIDITY                                             27

MISCELLANEOUS                                                  28



                  FIRST AMENDMENT TO LEASE AGREEMENT


This Amendment modifies and amends that Lease Agreement dated June 6, 1990, assigned and assumed on June 30, 1990, by and between 345
Partnership, as Landlord, and Maxtor Corporation, formerly known as Maxtor Colorado Corporation, as Tenant.

   WHEREAS, Tenant has requested that Landlord waive and release
Landlord's rights as provided in paragraph 23.D. of the Lease Agreement in order to permit Tenant to pledge merchandise, inventory, machinery, equipment and furnishings to secure a loan;

   IN CONSIDERATION OF the premises, covenants, terms and payments as hereinafter set forth, the parties agree as follows:

   1. Paragraph 23.D. "Personal Property Lien" of the Lease Agreement shall be and hereby is waived and deleted from the terms and conditions of said Lease Agreement.

   2. Upon execution of this Amendment, Tenant shall pay to Landlord $81,345.00 as a security/damage deposit subject to all of the terms and conditions contained in paragraph 3.E. of the Lease Agreement. At any time during the Term of the Lease, Tenant may substitute for the security/damage deposit a confirmed, irrevocable letter of credit in like amount (on a U. S. bank acceptable to Landlord). Such letter of credit shall be immediately payable, in whole or in part, upon the occurrence(s) of the presentation of an affidavit by Landlord describing conditions as set forth in paragraph 3.E. of the Lease Agreement which would otherwise permit the Landlord to draw on the security/damage deposit. Partial and repeated payments shall be authorized in the letter of credit.

   The effective date of this First Amendment to Lease Agreement shall be the date it is executed by Landlord.

   IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment to be executed as of the date set forth below.

LANDLORD:                              TENANT:

345 PARTNERSHIP                        MAXTOR CORPORATION



By:  /s/ Richard R. Wilson             By:  /s/ Walter D. Amaral
   ------------------------               -----------------------
      Richard R. Wilson
  Title:  General Partner                  Title: VP Finance & CFO
        -------------------                      ------------------
  Date:   3-30-95                          Date:  2-24-95
        -------------------                      ------------------